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                                                                   EXHIBIT 10.23


                              MESA GENERAL HOSPITAL
                           AMENDMENT TO HOSPITAL LEASE

         THIS AMENDMENT TO HOSPITAL LEASE (hereinafter, "Amendment") is made and entered into as of this 31st day of October, 2000 by and between Sierra Equities, Inc. a California corporation (hereinafter, "Landlord") and Mesa General Hospital, L.P., a Delaware limited partnership (hereinafter, "Tenant") based upon the following facts:

         A. This Amendment is executed as a condition of, and concurrently with, a Settlement and Release Agreement (hereinafter, "Settlement and Release") of even date herewith by and among the Landlord, Tenant and Mesa General Hospital, Inc. (hereinafter the "Former Tenant") and all of their respective Affiliates.

         B. Pursuant to the Settlement and Release, the parties hereto have agreed upon the text of that certain Lease dated July 29, 1977 (hereinafter, "Lease") between Landlord and the Former Tenant respecting promises with street address of 515 North Mesa Drive, Mesa, Arizona as amended by the Addendum to Lease (hereinafter, "Addendum"), executed August 11, 1983 and the Conforming Amendment (hereinafter "Conforming Amendment"), dated June 10, 1991 (hereinbefore and hereinafter, collectively referred to as the "Hospital Lease").

         C. Pursuant to the Settlement and Release and to an Assignment, Assumption and Landlord Consent to Hospital Lease executed concurrent therewith, the Hospital Lease has been assigned on a non-recourse basis respecting the Former Tenant to the Tenant.

         NOW, THEREFORE, the LLC and Tenant agree to further amend the Hospital Lease as follows:

         1. PARAGRAPH II.A. RENT ADJUSTMENTS of the Addendum is amended to by deleting the existing test of the Addendum.

         2. PARAGRAPH 4. RENT (b) of the Lease is amended by deleting the existing text of the Lease.

         3. PARAGRAPH II.B. PERIODIC REAPPRAISALS of the Addendum is amended by deleting the existing text.

         4. PARAGRAPH II.D. FIXED RENT of the Addendum is modified by deleting the sum of $87,695.00 and inserting the sum of $118,668.00 in lieu thereof.

         5. Recitals A.2, A.3, A.4 of the Conforming Amendment are deleted.



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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first written above.

Landlord:                                      Tenant:

SIERRA EQUITIES, INC.                          MESA GENERAL HOSPITAL, L.P.
  a California corporation                       a Delaware limited partnership



By:      /s/ JAMES R. GEARY                   By:
     ------------------------------              -------------------------------
         James R. Geary                          Frank A. Coyle
         Chief Financial Officer                 Secretary


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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first written above.

Landlord:                                                     Tenant:

SIERRA EQUITIES, INC.                     MESA GENERAL HOSPITAL, L.P.
  a California corporation                  a Delaware limited partnership



By:                                       By: /s/ ALAN CHAPMAN
     -----------------------------            ---------------------------------
         James R. Geary                       Alan Chapman
         Chief Financial Officer              Division CFO











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